UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019
____________________

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

As of June 28, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of Rekor Systems, Inc. (the “Company”) approved the dismissal of BD & Company, Inc. (“BD & Company”), the Company’s independent registered public accounting firm, effective immediately.

BD & Company’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2018 and 2017 and the related financial statement schedule did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company is not required to have, nor was BD & Company engaged to perform, audits of its internal control over financial reporting.

During the years ended December 31, 2018 and 2017 and in the subsequent interim period through June 28, 2019, there were (i) no disagreements between the Company and BD & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BD & Company, would have caused BD & Company to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BD & Company with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Form 8-K”) prior to the time this Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that BD & Company furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of BD & Company’s letter, dated June 28, 2019, is attached hereto as Exhibit 16.1 (the “BD & Company Letter”) and incorporated herein by reference.

(b) Engagement of New Independent Registered Public Accounting Firm.

As of June 28, 2019 as authorized by the Audit Committee, the Company engaged Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019. In deciding to engage Friedman, the Audit Committee reviewed auditor independence and existing commercial relationships with Friedman and concluded that Friedman has no commercial relationship with the Company that would impair its independence. During the years ended December 31, 2018 and 2017, and in the subsequent interim periods through June 28, 2019, neither the Company nor anyone acting on its behalf has consulted with Friedman on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description
16.1	Letter of BD & Company, Inc., dated June 28, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: June 28, 2019	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer